Leases	12 Months Ended
Dec. 31, 2013
Leases
Leases

Note 14—Leases

        The Company's lease obligations primarily relate to real estate and office equipment. Rent expense was $602 million, $610 million and $601 million in 2013, 2012 and 2011, respectively. Sublease income received by the Company on leased assets was $22 million, $25 million and $41 million in 2013, 2012 and 2011, respectively.

        At December 31, 2013, future net minimum lease payments for operating leases, having initial or remaining non-cancelable lease terms in excess of one year, consisted of the following:

($ in millions)
2014	510
2015	429
2016	347
2017	248
2018	203
Thereafter	248

1,985
Sublease income	(55)

Total	1,930

        At December 31, 2013, the future net minimum lease payments for capital leases and the present value of the net minimum lease payments consisted of the following:

($ in millions)
2014	36
2015	35
2016	26
2017	14
2018	10
Thereafter	88

Total minimum lease payments	209
Less amount representing estimated executory costs included in total minimum lease payments	(2)

Net minimum lease payments	207
Less amount representing interest	(83)

Present value of minimum lease payments	124

        Minimum lease payments have not been reduced by minimum sublease rentals due in the future under non-cancelable subleases. Such minimum sublease rentals were not significant. The present value of minimum lease payments is included in "Short-term debt and current maturities of long-term debt" or "Long-term debt" in the Consolidated Balance Sheets.